AMENDMENT - REGISTRATION RIGHTS AGREEMENT

Amendment, dated August 20, 2008, effective as of August 7, 2008 (“Amendment”), to the Registration Rights Agreement, dated August 7, 2007 (as amended prior to the date hereof, the “Registration Rights Agreement”), by and between eMagin Corporation, a Delaware corporation (the “Company”), and Moriah Capital, L.P. (the “Lender”).

RECITALS:

A.           In connection with Amendment No. 3, of even date herewith, to the Loan and Security Agreement, dated as of  August 7, 2007, between the Company and the Lender (as so amended, the “Loan Agreement”), the Company and Lender have executed and delivered, among other things, (i) an Amended and Restated Securities Issuance Agreement and (ii) Warrant Issuance Agreement No. 2.

B.           Pursuant to the Securities Issuance Agreement, the Company is issuing to the Lender the “Additional  Shares” and the “2008  Shares” (as defined therein).

C.           Pursuant to Warrant Issuance Agreement No. 2, the Company is issuing to the Lender the “August 2008 Warrant” (as defined therein). The shares of Common Stock underlying the August 2008 Warrant are referred to herein as the “August 2008 Warrant Shares”.

D.           Capitalized terms used and not otherwise defined herein have the meanings given to them in the Registration Rights Agreement.

The parties hereby agree that the Registration Rights Agreement shall be deemed amended to the extent set forth below as the context indicates, but shall otherwise shall remain in full force and effect,  as follows:

1.           Registrable Securities. The Additional Put Shares, the 2008 Put Shares and the August 2008 Warrant Shares (collectively, the “Amendment Shares”) shall be “Registrable Securities”, as defined in the Registration Rights Agreement.

2.           Registration Statement. The Company shall use its best efforts to file a Registration Statement (as defined in the Registration Rights Agreement) for the Amendment Shares as promptly as practicable after the registration statement for the securities and selling securityholders described on Schedule A annexed hereto has been declared effective, provided that the Company is permitted to do so under applicable securities laws and regulations and Commission interpretations. Notwithstanding the foregoing, no such registration shall be required for Amendment Shares to that may then be publicly sold under Rule 144 without regard to volume limitations.

3           Cut Back Provision.   Notwithstanding anything contained herein to the contrary, in the event that the Commission  limits the number of Amendment Shares that may be sold by selling security holders in a particular Registration Statement, or the Commission takes the position that the all or a portion of the Amendment Shares cannot be registered, the Company may exclude from such registration statement the minimum number of Amendment Shares on behalf of the Lender as is necessary to comply with such limitation by the Commission; provided, that any such cutback shall be on a ratable basis with other selling securityholders under such registration statement to the extent not prohibited by any agreement to which the Company is a presently a party. In such event, the Company shall give the Lender prompt notice of the number of the Amendment Shares so excluded. Further, and in addition to the foregoing, the Company will not be liable for payment of any damages or penalties for any delay in registration of the Amendment Shares in the event that such delay is due to the fact that the Commission has limited the amount of Amendment Shares that may be included and sold by selling security holders in the Registration Statement pursuant to Rule 415 promulgated under the 1933 Act or any other basis.

Without limiting Lender’s rights under the Registration Rights Agreement, in the event of any such cutback, the Company shall use its reasonable best efforts to register the securities that were the subject of such cutback in accordance with Section 4 below.

4.           Piggy-Back Registration. Notwithstanding anything in the Registration Rights Agreement to the contrary, if at any time from the date of this Amendment through the date when all of the Amendment Shares may then be publicly sold under Rule 144 without regard to volume limitations there is not an effective Registration Statement covering all of the Amendment Shares and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to Lender written notice of such determination and, if within 15 days after receipt of such notice, Lender shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of such Registrable Securities that Lender requests to be registered to the extent the Company may do so without violating registration rights of others which exist as of the date of this Agreement, subject to customary underwriter cutbacks applicable to all holders of registration rights and subject to obtaining any required the consent of any selling stockholder(s) to such inclusion under such registration statement.

5.           Remainder of Agreement in Effect. Except as amended hereby set forth herein, the Registration Rights Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment to Registration Rights Agreement as of the date first written above.

EMAGIN CORPORATION

By:	/s/ Andrew Sculley
Andrew Sculley
CEO

MORIAH CAPITAL, L.P.

By:	Moriah Capital Management, L.P.,
General Partner
By: Moriah Capital Management, GP, LLC,
General Partner

By:	/s/ Greg Zilberstein
Greg Zilberstein
Managing Partner

SCHEDULE A
TO
AMENDMENT - REGISTRATION RIGHTS AGREEMENT

Securities issuable in accordance with  Securities Purchase Agreement, dated April 2, 2008 (as amended) have registration rights (the “April 2008 Transaction”). Pursuant to the Securities Purchase Agreement, the Company also executed a Registration Rights Agreement (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, and subject to its terms, the Company has to register total of 1,586,539 shares of its common stock and 793,273 shares of its common stock issuable upon the exercise of warrants (collectively, the “Registrable Securities”). Pursuant to the Registration Rights Agreement, the Company was obligated to file a registration statement the number of shares of Registrable Securities permitted by applicable rules and regulations of the Securities and Exchange Commission. The initial registration statement was to be declared effective by August 2, 2008 and as a result the Company may be obligated to pay the holders of the Registrable Securities every month until the shares registered an amount equal to 2% of the aggregate purchase price paid by such holder pursuant to the Securities Purchase Agreement, provided, however, the Company shall not be obligated to pay the holders more than 36 % of the aggregate purchase price paid by such holders(the Company is not liable for liquidated damages with respect to any shares issuable upon the exercise of warrants). The Company is obligated to file additional registration statements to register any Registrable Securities that were not included on the initial registration statement(s) until such securities may be sold pursuant to Rule 144.

Securities issuable in accordance with the Note Purchase Agreement (the “Original Note Purchase Agreement”), dated as of July 21, 2006 (as amended) by and between the Company and Alexandra Global Master Fund Ltd, Rainbow Gate Corporation, Ginola Limited Iroquois Master Fund Ltd., David Gottfried, Nite Capital L.P., HU Investments, LLC; Navacorp III LLC, David Kincade, Thomas Wales, John Atherly, Oliver Prache, BTG Investments, Roth Capital Partners LLC and Stillwater LLC (the Note Holders”). Pursuant to the Original Note Purchase Agreement, the Company had to file  Registration Statement to register 2,303,846 shares of the Company’s common stock issuable upon conversion of the notes and 1,804,999 shares of the Company’s common stock issuable upon exercise of the warrants.  In August 2006, the Company filed a Registration Statement on Form S-3 to register 4,108,845 of the aforementioned shares. This Registration Statement was declared effective.  Pursuant to an Amendment Agreement, dated as of  July 23, 2007 (the “Amended Note Purchase Agreement”), by and between the Company and the Note Holders, the Company issued the Note Holders an Amended and Restated 8% Senior Secured Convertible Note Due 2008 pursuant to which the Company has to  issue the Note Holders an additional 5,474,093  shares of Common Stock  upon conversion of the notes and 3,831,859  shares of common stock issuable upon exercise of warrants issued in connection  with the Amended Note.  The Amended Note Purchase Agreement required the Company to file a registration statement. Accordingly, in  July 2007 the Company filed a registration statement on Form S-1 in connection with the Note Purchase Agreement. This registration statement covered 2,450,000 shares, of which 1,000,000 shares are issuable upon the exercise of common stock purchase warrants and 1,450,000 shares of common stock are issuable upon the conversion of notes. In February 2008 the Company filed Amendment No. 1 to this registration statement, which is currently pending effectiveness with six comments remaining to be addressed with the SEC.

Securities issuable in connection with the Loan and Security Agreement, dated August 7, 2007, between the Company and Moriah Capital, LP, as amended (the “Moriah Transaction”)

Moriah & April 2008 Transaction  (originally filed April 2008):

On April 29, 2008, the Company also filed a registration statement on Form S-1 in connection with the Moriah and April 2008 Transactions. This registration statement covered 1,000,000 Moriah warrants (750,000 January warrants & 250,000 February warrants) as well as 2,379,812 shares from the April 2008 Transaction, of which 793,273 are issuable upon the exercise of common stock purchase warrants and 1,586,539 are shares of common stock. This registration statement is pending.

July 2006 Note Purchase Agreements S-3 (originally filed August 2006)

In addition to the  two registration statements, and following their effectiveness, the Company  expects to undertake to re-file on Form S-1 the registration statement previously filed in August 2006 on Form S-3. This registration statement covered 4,108,845 shares in connection with the July 2006 Note Purchase Agreements.

4